Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2003

In connection with the quarterly report on Form 10-Q of MGE Energy, Inc. for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Terry A. Hanson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terry A. Hanson
Terry A. Hanson Vice President, Chief Financial Officer and Secretary May 14, 2003